================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 placeCityWASHINGTON, StateD.C. PostalCode20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2006
                                                  ---------------

                                CDKNET.COM, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-27587                    22-3586087
        --------                     -------                    ----------
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)


                      220 Old New Brunswick Road, Suite 202
                              Piscataway, NJ 08854
                    (Address of Principal Executive Offices)


                                 (732) 465-9300
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I
================================================================================

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 18, 2006, we entered into a Amendment Agreement with Bushido Capital Master Fund, LP, Gamma Opportunity Capital Partners, LP (Classes A and C, collectively "Gamma") and Cargo Holdings LLC, a New York limited liability company owned by Renee Typaldos, the wife of our Chairman, and Gennaro Vendome, one of our directors. We refer to Bushido, Gamma and Cargo as the "First Round Investors" in this report. The Amendment agreement makes material changes to the Securities Purchase Agreements, warrants, registration rights agreements, security agreements and other ancillary documents we executed in connection an aggregate of $3,875,884.38 of 6% debentures (the "Prior Debentures") we sold to the First Round Investors during the period from December 28, 2005 to March 31, 2006. The Amendment is filed as an exhibit to this report.

     The material changes give the First Round Investors the same rights of redemption in the event of a cash purchase of our assets as those held by Bushido, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership (a New York limited partnership for which Renee Typaldos, our Chairman's wife, acts as managing partner) (the "Second Round Purchasers"). The Second Round Purchasers received these rights as a result of their purchase of $1,773,470.83 aggregate principal amount of our 6% secured convertible debentures on June 30, 2006 (the "New Debentures"). As a result of the Amendment, the Prior Debentures and warrants issued to the First Round Investors must be redeemed by us at a premium if we agree to sell all of the Company's assets to a third party for cash and cash equivalents.

     In connection with the issuance of the 6% secured convertible debentures, we entered into registration rights agreements with the purchasers of the debentures. Our registration rights agreement with the First Round Investors, as previously amended, required us to file a registration statement under the Securities Act of 1933, as amended covering the possible sale of shares of our Common Stock upon the exercise of the Prior Debentures and related warrants by October 15, 2006 and have it declared effective by December 14, 2006. As a result of the amendment, the First Round Investors have the right to have such shares of Common Stock issuable within 60 days after receiving written demand of the First Round and Second Round Investors holding 60.1% of such securities and have it declared effective 90 days thereafter. Pursuant to the registration rights agreement, we are required to file a registration statement under the Securities Act of 1933 covering the resale of the registrable securities. We will pay all expenses incurred in connection with the registration described above, except for underwriting discounts and commissions. The registration rights agreement was filed as Exhibit 4.3 to our Form 8-K Current Report dated June 30, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

  Exhibit
  Number

   99.1 Amendment Agreement dated August 18, 2006 between CDKnet.com, Inc., Bushido Capital Master Fund, LP, Gamma Opportunity Capital Partners, LP (Classes A and C), and Cargo Holdings LLC

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CDKNET.COM, INC.


Date: August 24, 2006                      By: /s/ Oleg Logvinov
                                               ------------------------
                                               Oleg Logvinov
                                               Chief Executive Officer